UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

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BLACKSANDS PETROLEUM, INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS

June 15, 2010

CONTENTS

Letter to Stockholders, May 12, 2010
Proxy Statement, including Notice of Annual Meeting

Appendix A to Proxy Statement –
Amended Company Stock Option Plan

Blacksands Petroleum, Inc. 25025 I-45 N., Ste. 410 The Woodlands, TX 77380 E-mail: info@blacksandspetroleum.com Website: www.blacksandspetroleum.com

May 12, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Blacksands Petroleum, Inc., which will be held at offices of Blacksands Petroleum Texas LLC, 800 Bering, Suite 250, Houston, Texas 77057 on June 15, 2010 at 11am Eastern Standard Time.

Officers of Blacksands Petroleum, Inc. will be attending and will respond to questions after the meeting. We will review the business operations of Blacksands for 2009 and the first quarter of 2010 and provide a business update, including the recent disposition of most of our holdings of Access Energy Inc. Formal business will include the election of directors, stockholder approval of the amended 2008 Stock Option Plan, and ratification of the continued appointment of MaloneBailey LLP as our independent auditors.

Please read the proxy materials carefully. Your vote is important. Blacksands appreciates you considering and acting on the proposals presented. I am looking forward to seeing you on June 15th.

Yours truly,

/s/ David DeMarco

David DeMarco
CEO and President

BLACKSANDS PETROLEUM, INC.
25025 I-45 N., Ste. 410
The Woodlands, TX 77380

Notice of Annual Meeting of Stockholders

To all Stockholders of Blacksands Petroleum, Inc.:

You are invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Blacksands Petroleum, Inc. (the “Company”).  The Annual Meeting will be held at the offices of Blacksands Petroleum Texas LLC, 800 Bering, Suite 250, Houston, Texas 77057 on June 15, 2010 at 11am Eastern Standard Time.  The purposes of the meeting are:

●
The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2011 Annual Meeting of Stockholders, or until successors are duly elected and qualified.  The following are Nominees for election as Directors: Mark Holcombe, Bruno Mosimann, Eric Urban, Rick Wilson, and David DeMarco;

●	To approve the amended 2008 Company Stock Option Plan;

●	Ratification of appointment of Independent Registered Public Accountants, MaloneBailey LLP; and

●	Any other business that may properly come before the meeting.

The Board of Directors has fixed April 30, 2010 as the record date for the Annual Meeting.  Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of stockholders as of April 30, 2010, will be available at the Annual Meeting for inspection by any stockholder.

Stockholders will need to register at the meeting to attend the meeting.  If you are a stockholder of record, meaning that you hold shares directly in your name, the inspector of elections will have your name on a list, and you will be able to gain entry with a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Blacksands Petroleum, Inc. stock as of April 30, 2010.  Please bring that documentation to the meeting to register.

IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 15, 2010. The proxy statement and annual report to security holders are available at   http://www.blacksandspetroleum.com.

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ David DeMarco

David Demarco, CEO and President
Houston, Texas

May 12, 2010

BLACKSANDS PETROLEUM, INC.
25025 I-45 N., Ste. 410
The Woodlands, TX 77380

Proxy Statement
for
Annual Meeting of Stockholders

To Be Held June 15, 2010

Unless the context requires otherwise, references in this statement to “Blacksands,” the “Company,” “we,” “us,” or “our” refer to Blacksands Petroleum, Inc.

The Annual Meeting of Stockholders of Blacksands will be held on June 15, 2010, at the offices of Blacksands Petroleum Texas LLC, 800 Bering, Suite 250, Houston, Texas 77057 at 11am Eastern Standard Time.  We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about May 12th, 2010.

You are invited to attend the meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee- you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.  A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the approval of the amended 2008 Company Stock Option Plan, and FOR the ratification of MaloneBailey LLP as Independent Registered Public Accountants.

Our corporate bylaws define a quorum as ten percent of the voting power of the issued and outstanding voting stock present in person or by proxy.  The Company’s Articles of Incorporation do not allow cumulative voting for Directors.  The nominees who receive the most votes will be elected.   The amended 2008 Stock Option Plan and ratification of accountants will be approved if the votes cast by persons present at the Annual Meeting or represented by proxy in favour of the proposal exceed the votes cast against such proposal. Abstentions and broker non-votes will not be counted either in favour or against such proposal.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on April 30, 2010, and are entitled to vote at the Annual Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card, you appoint David DeMarco, CEO and President of Blacksands, your representative at the meeting.  As your representative, he will vote your shares at the meeting (or any adjournments or postponements) as you have instructed them on the proxy card.  With proxy voting, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting, just in case your plans change.

If an issue comes up for vote at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board of Directors has fixed April 30, 2010, as the record date for the Annual Meeting.  Only holders of Blacksands’ voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 30, 2010, the Company had 44,854,700 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

●	The election of five (5) directors for terms expiring at the next Annual Meeting in 2011;

●	The approval of the amended 2008 Company Stock Option Plan;

●	Ratification of the appointment of MaloneBailey LLP as Independent Registered Public Accountants; and

●	Any other business that may properly come before the meeting.

Each share of Common Stock is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board; OR the approval of the amended 2008 Company Stock Option Plan and FOR ratification of the appointment of MaloneBailey LLP as Independent Public Accountants..

How do I vote?

You have several voting options.  You may vote by:

●	Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

●	Signing and faxing your proxy card to our transfer agent for proxy voting at the number provided on the proxy card;

●	Voting over the Internet by following the procedures provided on the proxy card; or

●	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm.  They will not have discretion to vote uninstructed shares on the approval and ratification of the adoption of the Amended 2008 Stock Option Plan.  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Annual Meeting.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers.  Please vote all of the shares.

What if I share an address with another stockholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the stockholders’ prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of stockholders who share the same address.  If you share an address with another stockholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (713) 554-4491 to request another copy of the proxy materials.  Please note that each stockholder should receive a separate proxy card to vote the shares they own.

Send requests to:
Blacksands Petroleum, Inc.
25025 I-45 N., Ste. 410
The Woodlands, TX 77380

Attention: Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

●
Signing another proxy with a later date and mailing it to the Company’s Corporate Secretary at the Company’s principal executive offices, so long as it is received prior to 7 p.m., EST, on June 14, 2010;

●	Voting in person at the Annual Meeting; or

●	Giving written notice to the Company’s Secretary at the address given above, prior to 7 p.m., EST, on June 14, 2010.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that 10% of the outstanding voting shares of the Company as of the record date must be present at the meeting.  Your shares will be counted as present at the Annual Meeting if you:

●	Submit a properly executed proxy card (even if you do not provide voting instructions); or

●	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the 2010 Annual Meeting will be elected by a plurality of the votes cast at the meeting.  A properly executed proxy card marked “Withheld” with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to approve the amended 2008 Company Stock Option Plan and ratify the engagement of the independent accountants?

The amended 2008 Company Stock Option Plan and ratification of the independent accountants will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting).  A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.  Broker non-votes will also not be counted FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

How are votes counted?

Your shares will be voted as you indicate.  If you just sign your proxy card with no further instructions, your shares will be voted:

●	FOR each director nominee for terms expiring in 2011;

●	FOR the approval of the amended 2008 Company Stock Option Plan; and

●	FOR the ratification of the appointment of MaloneBailey LLP as Independent Registered Public Accountants.

Voting results will be tabulated and certified by the Inspector of Elections.

Where can I find the voting results of the meeting?

The Company will publish the results in a Report on Form 8-K, which will be filed with the Securities and Exchange Commission (SEC) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement.  The Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the

Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the next annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary at Blacksands Petroleum, Inc., 25025 I-45 N., Ste. 410, The Woodlands, TX 77380 and received no later than January 12, 2011.  Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 28, 2011 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2009 Annual Report on Form 10-K?

The Company’s 2009 Annual Report on Form 10-K, including financial statements is available through the SEC’s website at http://www.sec.gov/edgar.shtml.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2009 Annual Report on Form 10-K as filed with the SEC, including the financial statements and financial statement schedules but not including exhibits.  If requested, the Company will provide copies of the exhibits for a reasonable fee.  Requests for additional paper copies of the 2009 Annual Report on Form 10-K should be mailed to:

Blacksands Petroleum, Inc.
25025 I-45 N., Ste. 410
The Woodlands, TX 77380

Attention: Chief Executive Officer

What materials accompany this proxy statement?

The following materials accompany this proxy statement:

1.	Form Proxy Card;

2.	A Letter to Stockholders dated May 12, 2010; and

3.	Form 10-K for the year ended October 31, 2009.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board of Directors to have at least one (1) and a maximum of nine (9) Directors.  The current Board is composed of five (5) Directors, of which one is independent – Bruno Mosimann.  Mark Holcombe, Eric Urban, Rick Wilson and David DeMarco are not independent.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms (or less) until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following five (5) current Board Members for election at the 2010 Annual Meeting, to hold office until the 2011 Annual Meeting:

●	Mark Holcombe;

●	Bruno Mosimann;

●	Eric Urban;

●	Rick Wilson; and

●	David DeMarco.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers.  The term for each Director expires at our next annual meeting or until his or her successor is appointed and qualified.  The ages of the Directors and Officers are shown as of April 30, 2010.

Name and Municipality of Residence	Current Office with Blacksands	Principal Occupation in the Last Five Years	Director Since
Mark Holcombe Nassau, Bahamas	Director, Acting CFO
Appointed President & CEO August 1, 2009,  through  May 6, 2010, Acting CFO of the Company since September 1, 2009, Consultant to the Company, Founder, Partner and Managing Director of Stirling Partners Limited since 2006;  Former Head of Corporate Development, Private Equity and Chief Compliance Officer at GEM Global Equities Management, S.A. (2004-2006);  CFO, Vice President Finance and Corporate Development for Excalibur Pallet Group, LTD.; Director of Sandfield Ventures Corporation since 2007, PNG LNG Ltd. since 2007, and Pacific LNG Operations LTD. since 2007.
November 2007

Rick Wilson Vancouver, British Columbia, Canada	Director	President, Regent Ventures Ltd. since 2006; Director of Regent Ventures Ltd. from 1993 to current; President of Emerson Explorations/GBS Gold International Firm from 1998 to 2006.	February 2007

Eric Urban Houston, Tx	Director	Land Manager, Gaither Petroleum Corporation since 2008; Landman, Gaither Petroleum Corporation from 2005 to 2008.	March 2010

Bruno Mosimann Zurich, Switzerland	Director	President and managing director of Romofin AG (investment management) since July 1985.	May 2006

David DeMarco Houston, Tx	President, Chief Executive Officer and Director	Appointed President & CEO of Blacksands May 6, 2010; Vice President of Business Development, Gaither Petroleum Corporation from 2004 to April 2010.	May 2010

The following is a description of the business background of the directors, executive officers and nominees of the Corporation.

Mark Holcombe, 41, Director, President and CEO of Blacksands from August 1, 2009 until May 6, 2009, director since November 1, 2007 and Acting CFO since September 1, 2009 currently a consultant to the Company, founded Stirling Partners Limited in 2006, was the former Head of Corporate Development and Private Equity and Chief Compliance Officer at GEM Global Equities Management, S.A., an emerging market hedge fund, and was also an investment banker at DLJ and ING Capital in New York. Mr. Holcombe has over 18 years of natural resource industry and corporate finance experience. Since 2007, he serves on the board of Sandfield Ventures Corporation, PNG LNG Ltd. and Pacific LNG Operations LTD.  Mr. Holcombe holds a B.A. from Colgate University.

Rick Wilson, 52, Director, and Chief Financial Officer since September 2007, has been in the mining and natural resource industry for over twenty years. Since 2006, Mr. Wilson has been the President of Regent Ventures Ltd., a company engaged in the acquisition, exploration and development of mineral resource properties. Regent Ventures currently has mining exploration projects in Nevada and the Yukon Territories and holds the licenses to sell environmentally safe clean up products to the oil and gas industry in Canada. Prior to serving as its President, Mr. Wilson was a director of Regent Ventures from 1993 to 2006. Mr. Wilson also served as the President of Emerson Explorations/GBS Gold International Inc. from 1998 to 2006, during which time that company raised over $62 million dollars to acquire and develop two publicly trading Australian gold mines.

Eric Urban, 30, Director since March 2010.  Mr. Urban has also served as the Director of Operations of Blacksands Petroleum Texas LLC. Mr. Urban brings oil and gas exploration and production business expertise to the Company. For the past 5 years, Mr. Urban has worked in exploration and production for Gaither Petroleum Corporation, an independent oil and gas company. During his tenure, Mr. Urban’s responsibilities included acquiring new assets, drilling wells, and maximizing production.  Mr. Urban holds a BBA in International Business from the University of Houston, and is an active member of various professional oil and gas organizations.

Bruno Mosimann, 65, Director, is a financial consultant, resident in Switzerland. Since July 1985, he has been the President and Managing Director of Romofin AG, a firm that supplies investment management services to its customers. Mr. Mosimann has also served as an officer of various listed companies.

David DeMarco, 43, President, Chief Executive Officer and Director, is a Certified Petroleum Landman (No. 30164) and has 23 years’ experience in all aspects of the oil and gas exploration and production business.  Mr. DeMarco has extensive experience with start up oil and gas companies and has managed all aspects of 3-D seismic acquisition and exploration activities onshore in the United States.  Mr. DeMarco received his undergraduate degree in Economics with minors in Petroleum Land Management and Petroleum Engineering from the University of Texas at Austin in 1990.

Family Relationships

None of our Directors, executive officers, or key employees is related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.  To our knowledge, there are no arrangements or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE
BOARD OF DIRECTORS STRUCTURE

General Structure

The Company’s current bylaws require the Board of Directors to have at least one (1) and a maximum of nine (9) Directors.  The current Board is composed of four (4) Directors.

Director Independence

We had four (4) directors at April 30, 2010 as follows, of which one (1) is  independent:

●	Mark Holcombe;

●	Bruno Mosimann (independent);

●	Eric Urban; and

●	Rick Wilson.

Effective May 6, 2010, David DeMarco was appointed President, Chief Executive Officer and a Director of Blacksands.  Mr. DeMarco is not independent.

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, section 10A(m)(3) and under section 803 of the NYSE AMEX Company Guide.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
AT ANNUAL MEETING

During the fiscal year ending October 31, 2009, the Board held nine (9) meetings of the Board.  Mr. Parisotto and, Mr. Holcombe attended all nine of the meetings of the Board.  Mr. Mosimann and Mr. Wilson each attended seven of the nine meetings of the Board.

The Board members are not required to attend the annual meeting.  We have never held an annual meeting of shareholders.

COMMUNICATIONS TO THE BOARD
Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Blacksands Petroleum, Inc., 25025 I-45 N., Ste. 410, The Woodlands, TX 77380.  The Company’s Secretary will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

Director Nomination Process

The Company does not have a nominating committee.  The Board seeks qualified candidates to serve on the Board when needed, and all Board members participate in all director nominating and approval.  The Board, at its discretion, could ask the Corporate Governance Committee to seek and nominate qualified candidates on the Board’s behalf.  The Board may employ a variety of methods for identifying and evaluating nominees for director. The Board regularly assesses the size of the Board, the need for particular expertise on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director which may come to the Committee’s attention through current Board members, shareholders, or other persons. These candidates are evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

 The Board will consider candidates recommended by shareholders at its discretion. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Board as part of its review. A potential candidate nominated by a shareholder is treated like any other potential candidate during the review process by the Board. Shareholders did not propose any candidates for election at the 2010 Annual Meeting.

Board Committees

The information below sets out the current members of each of Blacksands’ board committees and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

The Audit Committee was formed in August 2007 with the sole independent director at the time, Mr. Bruno Mosimann, being the sole member of the Audit Committee. Our Audit Committee is currently comprised of Bruno Mosimann, who is an independent director under the Audit Committee rules of the NYSE AMEX.  Bruno Mosimann is the Chairman of the Audit Committee.   Bruno Mosimann satisfies the criteria for an audit

committee financial expert under Item 407(d)(5) of Regulation S-K of the rules of the Securities and Exchange Commission.

The Audit Committee meets with management and Blacksands’ external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures, and the audit procedures and audit plans.  The Audit Committee reviews Blacksands’ significant financial risks, will be involved in the appointment of senior financial executives, and will annually review Blacksands’ insurance coverage and any off-balance sheet transactions.

The Audit Committee is mandated to monitor Blacksands’ audit and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in Blacksands’ public documents.  The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration.  The external auditors report directly to the Audit Committee and to the board of directors.  The Audit Committee and Board of Directors each have the authority to terminate the external auditor’s engagement.  The Audit Committee will also approve in advance any services to be provided by the external auditors which are not related to the audit.

A copy of the Audit Committee charter can be found within the “Corporate Governance Policies – October 27, 2008” on the Company’s website at www.blacksandspetroleum.com, and also included in our Form 8-K filing of October 29, 2008.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors (the “Board”).  The Committee has two members, each of whom is “independent” as determined under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and the rules of the NYSE Amex.  The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by (1) being satisfied with the credibility and integrity of the Company’s financial reporting and internal control, (2) supporting the Board in meeting its oversight responsibilities in respect of the financial reporting, (3) facilitating communication between the Board and the external auditor, and receiving all reports of the external auditor directly, (4) being satisfied with the external auditor’s independence and objectivity, and (5) strengthening the role of independent directors by facilitating in-depth discussions between members of the Committee, management and the Company’s external auditor.

In the course of providing its oversight responsibilities regarding the 2009 financial statements, the Committee reviewed and discussed with management the 2009 audited financial statements, which appear in the Form 10-K for the year ended October 31, 2009.  The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be discussed with the independent auditors in accordance with statement on Auditing Standards 61, as amended (AICPA, Professional Standards, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present.  The Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended October 31, 2009.

Since the formation of the Audit Committee, it has met quarterly with management and the auditors to review the quarterly and annual financial reporting.

Submitted by the Audit Committee Member

Bruno Mosimann

Additional information relating to the Audit Committee is contained in the following sections of the Company’s Annual Report on Form 10-K for the year ended October 31, 2009: “Item 9 – Directors and Executive Officers” and “Item 14 – Principal Accountant Fees and Services”.

Compensation Committee

The Compensation Committee was formed in August 2007, and comprises our sole independent director at that time, Bruno Mosimann.  The Board of Directors has approved Terms of Reference for the Compensation Committee which are included in “Corporate Governance Policies – October 27, 2008” available on our website at www.blacksandspetroleum.com, and filed on Form 8-K on EDGAR.  There were no meetings held by the Compensation Committee in the year ended October 31, 2009, and any compensation discussions and matters relating to employment and compensation of Directors and executive officers were dealt with by the full Board of Directors, with Directors or executive officers abstaining from voting as matters related to their positions with the Company specifically.  To the extent that matters are not dealt with by the full Board of the Directors, the Compensation Committee has the mandate to review both the overall salary objectives of Blacksands, and significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and propose any awards of stock options, incentive and deferred compensation benefits, as applicable.

Corporate Governance Committee

The Corporate Governance Committee was recently formed on October 27, 2008, and includes Mark Holcombe, and Bruno Mosimann.  It did not have any meetings in the year ended October 31, 2009.  One of two Committee members is independent, in accordance with the Company’s Corporate Governance Committee’s Terms of Reference.  The Corporate Governance Committee is charged with the responsibility of assisting the Board in fulfilling its oversight responsibilities in relation to the corporate governance practices and policies of the Company, and assessing the functioning and effectiveness of the Board, its committees, and its individual members.

We intend to appoint such persons to existing and future committees as are required to meet the corporate governance requirements imposed by the national securities exchanges at such time, if ever, we become subject to such requirements. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will continue to qualify as an “audit committee financial expert.”

None of our executive officers or key employees is related by blood, marriage or adoption to any other director or executive officer.

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

Compensation of Directors

For the year ended October 31, 2009, the director compensation was as follows:

Name	Fees Earned or Paid in Cash (US$)	Stock Awards(4) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total (US$)
Bruno Mosimann	17,500	Nil	Nil	Nil	Nil	Nil	17,500
Darren Stevenson (1)	5,000	Nil	Nil	Nil	Nil	Nil	5,000
Mark Holcombe (2)	15,000	Nil	Nil	Nil	Nil	Nil	15,000
Paul A. Parisotto (3)	2,500	Nil	Nil	Nil	Nil	Nil	2,500
Rick Wilson (3)	1,667	Nil	Nil	Nil	Nil	Nil	1,667

(1)
Mr. Stevenson was the President and CEO and director of the Company until October 31, 2007, and was terminated as President and CEO effective November 1, 2007.  In January 2008, the Board of Directors approved Directors’ fees to be paid to Mr. Stevenson effective November 1, 2007.   Mr. Stevenson resigned from the Board of Directors effective January 21, 2009.

(2)
Mr. Holcombe joined the Board as an independent director effective November 1, 2007.  In January 2008, the Board of Directors approved Directors’ fees to be paid to Mr. Holcombe effective November 1, 2007.  Mr. Holcombe began President and CEO effective August 1, 2009, and CFO effective September 1, 2009 and effective that date, was no longer eligible for directors’ fees.  Mr. Holcombe resigned as President and CEO of the Company on May 6, 2010, but he is remaining as Acting CFO.

(3)
Mr. Parisotto and Mr. Wilson ceased being senior executive officers of the Company August 1, 2009 and September 1, 2009 respectively, and were eligible for director fees for the period from August 1, 2009 to October 31, 2009 for Mr. Parisotto, and September 1, 2009 to October 31, 2009 for Mr. Wilson. Mr. Parisotto resigned from the Board of Directors effective April 30, 2010.

(4)	In March 20010, stock options were approved for granting by the Board of Directors, but these options have not been granted. See Equity Compensation Plans below.

Beginning August 11, 2009, our one independent board member as well as Rick Wilson and Paul Parisotto, who are not employed by us in any capacity other than as directors, are being compensated for their services as follows:

●	Quarterly payments at the end of the Company’s fiscal quarters in the amount of US$2,500.

●	No cash compensation for attendance of any meeting.

●	Any expenses, travel, administrative, telephone or other costs associated with a Board member’s fulfilling his or her duties as a Board member will be reimbursed by Blacksands.

●	Paul Parisotto’s compensation ceased effective April 30th, 2010 with his resignation from the Board of Directors.

Eric Urban and David Demarco are not compensated for their services as directors.

Prior to August 1, 2009, and effective August 1, 2007, independent board member(s) who were not employed by us in any capacity other than as a director were compensated for their services as follows:

●	Quarterly payments at the end of the Company’s fiscal quarters in the amount of US$5,000.

●	Any expenses, travel, administrative, telephone or other costs associated with a Board member’s fulfilling his or her duties as a Board member were reimbursed by Blacksands.

Only Bruno Mosimann was considered an independent director for the year ended October 31, 2009.

Director Compensation Agreements

No director has any compensation agreement with the Company other than as described below under “Executive Compensation”.

Except as described above, and the payment of directors’ fees, there are no service contracts of any director of Blacksands and there is no arrangement or agreement made or proposed to be made between Blacksands and any of its directors pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that director’s resignation, retirement or other termination of employment, or in the event of a change of control of Blacksands, or a change in the director’s responsibilities following such change in control.

OTHER GOVERNANCE MATTERS

Code of Business Conduct and Ethics/Business Conduct Policy

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees and consultants.  The Code of Business Conduct and Ethics summarizes the legal, ethical and regulatory standards that we must follow and serves as a reminder to our directors, officers and employees, of the seriousness of that commitment.  Compliance with this code and high standards of business conduct is mandatory for each of our employees.

The Code of Business Conduct and Ethics was filed with the SEC on January 29, 2008 as Exhibit 14.1 to Form 10-KSB report for the year ending October 31, 2007.  On October 27, 2008, the Board of Directors approved a new Business Conduct Policy (which is on our website at www.blacksandspetroleum.com and filed on EDGAR as a Form 8-K on October 29, 2008) as part of our “Corporate Governance Policies – October 27, 2008” which replaces our Code of Business Conduct and Ethics.

Any violations of the Company’s Business Conduct Policy will be reported on our website at www.blacksandspetroleum.com.  The Code of Business Conduct and Ethics is available free of charge be requested to the Corporate Secretary at the Company’s head office at 25025 I-45 N., Ste. 410 The Woodlands, TX 77380.

Whistleblower Policy

As a public company, the integrity, transparency and accountability of the financial, administrative and management practices of the Company are critical.  Accordingly in October 2008, we adopted a Whistleblower Policy.  This policy can be found on our website at www.blacksandspetroleum.com in our document “Corporate Governance Policies – October 27, 2008”, and in our Form 8-K filing of October 29, 2008.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Legal Proceedings

Neither we, nor any of our property of us or our subsidiary, Blacksands Petroleum Texas LLC, are currently subject to any material legal proceedings or other regulatory proceedings, and to our knowledge no such proceedings are contemplated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission.  These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended October 31, 2008.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid or accrued to each of the individual who served as our Chief Executive Officer and our other most highly compensated executive officers (the “named executive officers”) for the fiscal year ended October 31, 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary $		Bonus $		Stock Awards $		Options Awards $		Non-Equity Incentive Plan Compensation $		Non-Qualified Deferred Compensation Earnings $		All Other Compensation $		Total $

Paul A. Parisotto (1)	2009	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$165,793		$165,793
	2008	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$240,318		$240,318
	2007	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$70,140		$70,140

Rick Wilson (2)	2009	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$45,340		$45,340
	2008	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$58,114		$58,114
	2007	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$19,428		$19,428

Mark Holcombe (3)	2009	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$45,000		$45,000
	2008	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil		$20,000		$20,000
	2007	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil	$	nil

(1)
Paul Parisotto was our President and Chief Executive Officer from November 1, 2007 to July 31, 2009, and became a director on August 3, 2007. Under the terms of a consulting agreement between Access and Coniston (a company controlled by Paul Parisotto), Access has paid or accrued for Coniston Cdn$176,667 (US$163,293) (excluding goods and services tax) for the year ended October 31, 2009 for management services provided to Access. Access paid Coniston Cdn$260,000 (US$240,318) for the year ended October 31, 2008.  Mr. Parisotto begun receiving directors fees effective August 1, 2009 and $2,500 was accrued for these director fees for the period of August 1, 2009 to October 31, 2009 and is included in “All Other Compensation”. This director fee amount was paid subsequent to the year end.  The liability for amounts owing to Coniston from Access accrued from August 1, 2009 to October 31, 2009 is the sole responsibility of Access effective with the disposition of a majority ownership of Access on April 30, 2010.

(2)
Rick Wilson was paid Cdn$47,250 (US$43,673) for services to the Company until August 31, 2009. He was paid Cdn$70,000 (US$64,701) for the year ended October 31, 2008. Mr. Wilson received director fees effective September 1, 2009, and $1,667 was accrued for him for the period of September 1, 2009 to October 31, 2009 and is included in “All Other Compensation”. The amount was paid subsequent to the year end.

(3)
 Mark Holcombe was appointed President and Chief Executive Officer (CEO) effective August 1, 2009, and Chief Financial Officer (CFO) effective September 1, 2009. For his services as President and CEO, he receives US$10,000 a month, with an agreement that his services are on a month-to-month basis. For the year ended October 31, 2009, he was paid starting August 1, 2009 for a total of US$30,000. He does not receive any additional compensation for his services as CFO. Mr. Holcombe also received directors fees of US$15,000 in 2009 (US$20,000 in 2008) included in “All Other Compensation”. Effective May 6, 2010, Mr. Holcombe resigned as President and CEO. Mr. Holcombe remains the Acting CFO of the Company.

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended October 31, 2009, the Board of Directors was responsible for establishing compensation policy and administering the compensation programs of our executive officers.

The amount of compensation paid by the Company to each of our officers and the terms of those persons’ employment is determined by the full Board of Directors.  The Board of Directors, with the support of the

Compensation Committee, evaluates past performance and considers future incentive and retention in considering the appropriate compensation for the Company’s officers.  The Board of Directors believes that the compensation paid to the Company’s directors and officers is fair to the Company.

Our Board of Directors, with the support of the Compensation Committee, believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials.  The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

Executive Compensation Agreements

Rick Wilson

Blacksands is party to an independent contractor agreement with Rick Wilson for Mr. Wilson’s services as the Chief Financial Officer for the Company.  Pursuant to this agreement, Mr. Wilson is entitled to compensation of $5,000 Cdn (amended to $2,500 per month August 1, 2009 (approximately [US$2,330 at October 31, 2009])) on a month-to-month basis.  The agreement allows for Mr. Wilson to terminate his employment with 30 days’ written notice to the Company, or for the Company to terminate Mr. Wilson’s employment with payment of one month’s salary.  With the appointment of Mr. Holcombe as Chief Financial Officer effective September 1, 2009, Mr. Wilson waived the notice requirement of his agreement. The agreement with Mr. Wilson includes limited non-competition and non-solicitation covenants while he is an officer of the Company.

The Board proposed stock grants to certain directors and executives to provide additional compensation in February 2008 under the amended 2008 Company Stock Option Plan - such amended 2008 Company Stock Option Plan to be approved at the next annual general meeting of stockholders.  In April 2009, the Board rescinded its approval of the granting of the stock options.

Mark Holcombe.

Blacksands entered into a consulting agreement with Holcombe Ventures LLC, pursuant to which Mr. Holcombe acted as President, CEO and CFO until May 6, 2010.  Mr. Holcombe, through Holcombe Ventures LLC, will continue as the Acting CFO of the Company on an interim basis, and will act as a consultant for the Company for a monthly fee of US$10,000 on a month-to-month basis. ..  For the year ended October 31, 2009, effective August 1, 2009, Holcombe Ventures LLC was paid a total of US$30,000 for Mr. Holcombe’s services as President and CEO.

Outstanding Equity Awards (Options) at Fiscal Year-End

There are no outstanding equity awards at fiscal year-end, nor currently.  See discussion under Equity Compensation Plans (below) for description of options to be granted upon stockholder approval of Amended 2008 Company Stock Option Plan.

Retirement, Resignation or Termination Plans

Other than the change of control provisions of the management services agreement between Access Energy and Coniston Investment Corp. as described above under “Executive Compensation Arrangements – Paul A. Parisotto”, we sponsor no other plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any other plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

EQUITY COMPENSATION PLANS

We have one equity compensation plan: the 2006 Stock Option Plan.  This plan has been approved by our stockholders.  Amendments to the 2006 Stock Option Plan will be presented to our stockholders for approval at the Annual Meeting and are described below under the heading “Amended 2008 Company Stock Option Plan”.

2006 Stock Option Plan

On June 26, 2006, our Board of Directors and the holders of a majority (55.2%) of our then outstanding common stock approved our 2006 Stock Option Plan (the “2006 Plan”). The purpose of the 2006 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. Under the 2006 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, nonqualified stock options and restricted stock. The 2006 Plan is administered by our Board of Directors. As of the date of this report, there were no stock options outstanding under the 2006 Plan.

Securities Authorized for Issuance

We have no other equity compensation plans in place that have not been approved by our stockholders, but amendments will be presented to stockholders for approval at the annual meeting as the amended 2008 Company Stock Option Plan.  The table below shows securities issued under our existing equity compensation plans as of October 31, 2009:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	Nil	$	Nil	6,000,000
Equity compensation plans not approved by security holders	Nil	$	Nil	Nil
Total	Nil	$	Nil	6,000,000

The amended 2008 Company Stock Option Plan, to be approved by the stockholders at the 2010 Annual Meeting, is described in further detail below.

AMENDED 2008 COMPANY STOCK OPTION PLAN

BENEFIT PLANS

The following summarizes the amended 2008 Company Stock Option Plan (the “2008 Plan”) subject to stockholder action at the 2010 Annual Meeting.

SUMMARY OF THE 2008 PLAN

The following summary of the Company’s 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, a copy of which is attached as Schedule A to this Proxy Statement.

The 2008 Plan provides for the grant of stock options to eligible persons, as determined by the Board in accordance with the 2008 Plan. Stockholders’ approval will make available a maximum of 10% of the aggregate number of shares outstanding for purchase upon exercise of options granted under the 2008 Plan.

However, the aggregate number of shares available for “Incentive Stock Options,” which are options that are intended to meet the requirements of Section 422 of the Internal Revenue Code (the “Code”), is 4,485,470. The term of the 2008 Plan is to be determined by the Board, however in no event may an Incentive Stock Option be granted more than ten years from the date the 2008 Plan was adopted.   No options may be granted under the 2008 Plan if there are no shares available to issue.

Stock options may be granted to any director, officer or employee of the Company or any subsidiary or any consultant or advisor of the Company or any subsidiary. Incentive Stock options granted to “U.S. Participants” are governed under a separate set of rules, contained in the 2008 Plan.  A “U.S. Participant” is an employee, officer, consultant, independent contractor, or director of the Company (or of any parent or subsidiary of the Company) who participates in the 2008 Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code.  A “non-U.S. Participant” is an employee, officer, consultant, independent contractor, or director of the Company (or of any parent or subsidiary of the Company) who participates in the 2008 Plan but who is not a U.S. Participant.

U.S. Participants (as defined above) may receive two types of options: (1) Incentive Stock Options, which are options that are intended to meet the requirements of Section 422 of the Code, and (2) Nonqualified Stock Options. No option may be granted at a price less than the fair market value measured on the date of the grant.  However, only employees of the Company or a parent or subsidiary of the Company may receive Incentive Stock Options.

The 2008 Plan will be administered by the Board of Directors. The Committee will have authority to interpret, construe, amend, suspend or terminate the 2008 Plan. A written agreement will evidence each option and, in the case of U.S. Participants, state whether the option is intended to qualify as an Incentive Stock Option or be treated as a Non-Qualified Stock Option.

The Board will have the power to determine expiration date of each option, provided, however, that Incentive Stock Options granted to U.S. Participants will expire no later than ten years from the date of grant, and no Incentive Stock Option granted to a greater-than-ten-percent stockholders will expire later than five years from the date of grant. Generally, vested options will terminate upon the first to occur of: (1) expiration of the option; (2) thirty days following the optionee’s termination of employment, other than as a result of death or disability; or (3) six months following the optionee’s death or cessation of employment by reason of disability. However, Incentive Stock Options granted to U.S. Participants are subject to a special set of rules regarding termination as set forth in the 2008 Plan.

Upon a change in control, the Board shall have the right, upon written notice thereof to each optionee holding options under the plan, to permit the exercise of all such options prior to the earlier of (i) the close of business on that date which is twenty (20) days following the date of such notice or (ii) the close of business on the expiration date of the option. The purchase price of option shares must be paid in full by cash or check to the Company’s principal office.

The 2008 Plan will only be effective upon approval of stockholders. 1,000,000 options were approved for granting by the Board of Directors in March 2010 under the 2008 Plan, subject to stockholder approval of the 2008 Plan.  There are no options outstanding under the 2008 Plan.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the principal U.S. federal income tax consequences generally applicable to U.S. Participants in the 2008 Plan.  This summary does not address the U.S. federal income tax consequences to non-U.S. Participants.

Options.  The grant of an option should not result in any taxable income for the recipient.  The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised.  Upon exercising a Non-Qualified Stock Option, a U.S.

Participant must recognize ordinary income equal to the excess of the fair market value of the shares of Company common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount.

The tax consequence to a U.S. Participant upon a disposition of shares of Company common stock acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an Incentive Stock Option or by exercising a Non-Qualified Stock Option.  Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option.  However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

Special Rules.  Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act.  In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of Company common stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise.  Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

Deductibility of Executive Compensation Under Code Section 162(m).  Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for U.S. federal income tax purposes for the compensation paid to the chief executive officer and certain of the corporation’s most highly compensated executive officers (“Covered Employees”).  However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit.  Options granted pursuant to a plan designed to permit option awards to qualify as performance based compensation are not subject to the $1,000,000 deduction limitation. The 2008 Plan has not been designed to permit grants of options issued under the 2008 Plan to qualify under the performance-based compensation rules so that if the Company is subject to U.S. federal income tax, the income attributable to the exercise of a Non-Qualified Stock Option by Covered Employees will be subject to the $1,000,000 deduction limit.

ACCOUNTING TREATMENT

The applicable accounting treatment for options granted under the 2008 Option Plan is set forth in SFAS 123R which replaced SFAS No. 123, “Accounting for Stock-Based Compensation” and superseded APB Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, and employee stock purchase plans to be recognized in the financial statements based on their fair values.

Effective January 1, 2006, the Company adopted SFAS 123R. Under this standard, the Company recognizes compensation expense based on an estimate of the fair value of options granted to employees under the Company’s employee stock option plan and employee stock purchase plans. This expense is recorded on a straight-line basis over the option vesting periods.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock at April 30 2010, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all of our directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our executive office address.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK	OPTIONS (VESTED)	PERCENT OF CLASS
Common	Mark Holcombe	0	0	0%
Common	Rick Wilson	0	0	0%

Common	Bruno Mosimann	0	0	0%
Common	Eric Urban	12,000	0	0%
Directors and Officers as a Group consisting of persons		12,000	0	0%

The above calculations were based on 44,854,700 shares of our Common Stock outstanding as of April 30, 2010.

As of May 6, 2010, David DeMarco is President  & CEO of the Company. He owns 132,470 common shares (less than 1%) of the Company.

No equity compensation arrangements exist between the Company and any of the directors or executive officers.

The Company is not aware of any stockholder who beneficially owns 5% of more of the Company’s stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, section 10A(m)(3) and under section 121A of the NYSE Amex Company Guide.  Mr. Mosimann satisfies these requirements for independence.

Procedures for Approval of Transactions with Related Persons

We do not have a written policy relating to the approval of transactions with related persons, and any such transactions are pre-approved by our Board of Directors in accordance with applicable law.  Following the Board of Director’s review of the potential transaction, it will determine whether these transactions are in, or not inconsistent with, the best interests of the Company and its shareholders, taking into consideration whether they are on terms no less favourable to the Company than those available with other parties and the related person’s interest in the transaction.

PROPOSAL 2 — APPROVAL OF THE AMENDED COMPANY STOCK OPTION PLAN

What am I voting on?

You are voting on the amended 2008 Company Stock Option Plan including the approval of the share increase as approved by the Board. The amended 2008 Company Stock Option Plan is further described above under “Equity Compensation Plans.”

How many shares are subject to the Plan?

As of the record date, the amount eligible under the 10% rollover provision was 4,485,470.  The number of shares eligible for Incentive Stock Options in the United States is 4,485,470.

Who is eligible to participate in the Plan?

Stock options may be granted to any director, officer or employee of the Company or any subsidiary or any consultant or advisor of the Company or any subsidiary.

Currently, this includes, but is not limited to, the following directors and executives:

●	Mark Holcombe, Director;

●	Rick Wilson, Director;

●	Eric Urban, Director;

●	Bruno Mosimann, Director and

●	David DeMarco, President, CEO and Director.

In total, there are currently five: officers, directors, employees and consultants eligible under the Plan.

The Board recommends a vote FOR the approval of the amended 2008 Company Stock Option Plan.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 10, 2010, Blacksands engaged Malone Bailey LLP (“Malone”) to serve as its independent accountants.

Ernst & Young LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended October 31, 2009, and for the period from October 12, 2004 (inception) to October 31, 2009.  On February 10, 2010, Blacksands terminated its relationship with Ernst & Young LLP (“Ernst & Young”), their independent accountants. Blacksands dismissed Ernst & Young as approved by the Board of Directors. Ernst & Young’s auditors’ report for Blacksands’ financial statements for the fiscal years ended October 31, 2009 and October 31, 2008 and for the period October 12, 2004 (inception) through October 31, 2009 did not contain an adverse opinion, or a disclaimer of opinion, nor qualification or modification as to uncertainty, audit scope, or accounting principles.

The change in auditors was recommended by our Board of Directors.

Effective September 17, 2008, we terminated the services of our former independent auditor, Sherb, and engaged Ernst & Young LLP to serve as our independent Accountant.

No adverse opinion or disclaimer of opinion was issued during the past two years by our former accountant, and no opinion of our former accountant was qualified or modified as to uncertainty, audit scope or accounting principles. Sherb & Co., LLP's report on the Company's financial statements as of and for the fiscal year ended October 31, 2007 indicated that the financial statements had been prepared assuming that the Company will continue as a going concern and that the Company's losses from operations and accumulated deficit raised substantial doubt about the Company's ability to continue as a going concern. The Company does not dispute this conclusion.

The change in auditors was recommended by our Board of Directors.

During the two most recent fiscal years and the interim period preceding such dismissal, we are not aware of any disagreements with our former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of our former accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

We are not aware of any events (reportable under Item 304 (a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of Sherb or Ernest & Young LLP.

During the two most recent fiscal years and the interim period preceding the appointment of Ernst & Young and during the two most recent fiscal years and the interim period preceding the appointment of Malone, we have not consulted Ernst & Young or Malone, as applicable regarding either:

1)
The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that we considered an important factor in reaching a decision as to the accounting or financial reporting issue; or

2)	Any matter that was either the subject of a disagreement or a reportable event (reportable under Regulation S-K, Item 304(a)(1)(iv)).

The Company does not expect that a representative from Malone or Ernst & Young will be at the Annual Meeting.  If a representative of Malone or Ernst & Young does attend the meeting, they will be given an opportunity to make a statement, should they choose to do so.  The Company does not know if the representatives, if one does attend the Annual Meeting, would make him or her available for questions at the Annual Meeting.

Audit Fees
Our principal accountant, Ernst & Young, LLP (“Ernst & Young”), has or will bill us aggregate fees for the fiscal year ended October 31, 2009 of approximately Cdn$85,000 to Cdn$100,000 (approximately US$78,565 to US$92,430). Cdn$100,000 (approximately US$92,430) has been accrued in our records as at October 31, 2009. Ernst & Young billed us aggregate fees for the fiscal year ended October 31, 2008 of Cdn$95,000 (approximately US$87,808).

Our former auditors, Sherb & Co., LLP, billed us Cdn$25,190 (approximately US$23,283) for transitional issues, the inclusion of the 2007 audit report in our 2008 Form 10-K, and other audit matters.

Ernst & Young billed us aggregate fees of Cdn$45,000 (approximately US$41,594) for the reviews of the financial statements included in our reports on Form 10-Q for the interim periods of January 31, 2009, April 30, 2009 and July 31, 2009.

Sherb billed us aggregate fees in the amount of Cdn$7,143 (approximately US$6,600) for review of the amended quarters of fiscal 2008. They also billed us aggregate fees of $28,000 for the review of the financial statements included in our report on Form 10-Q for the interim periods of January 31, 2008, April 30, 2008 and July 31, 2008.

Audit-Related Fees

Ernst and Young billed us aggregate fees of $20,000 for advice and counsel in the year ended October 31, 2009.

Sherb billed us aggregate fees in the amount of $4,500 for the year ended October 31, 2008 for assurance and related services that were reasonably related to the performance of the review of our financial statements and/or Form 8K filings.

Tax Fees

Ernst and Young billed us $20,900 (approximately US$19,318) for tax compliance services in the fiscal year ended October 31, 2009 relating to preparation of the 2004 to 2007 federal and state tax returns for the years of October 31, 2004 to October 31, 2008 inclusive. There were no prior tax compliance services by either Ernst and Young or by the previous auditors, Sherb.

Approximately Cdn$10,000 (US$9,243) has been accrued for the preparation of the federal and state tax returns for the year ended October 31, 2009.

All Other Fees

Ernst and Young billed us $nil in other fees for the fiscal year ended October 31, 2009 and $nil for the fiscal year ended October 31, 2008 for other fees. Ernst and Young performed all work regarding the audit of our financial statements for the most recent fiscal year.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, non-audit services, tax services and other services. Pre-approval is detailed as to the particular service or category of service and is subject to a specific engagement authorization.

During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those circumstances, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. These additional approvals should be reported at the next scheduled Audit Committee meeting.

For 2008, all services provided by the independent auditors were pre-approved.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,

/s/ David DeMarco

David DeMarco
CEO and President

Houston, Texas
May 12, 2010

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

BLACKSANDS PETROLEUM, INC.

2008 STOCK OPTION PLAN
(as adopted by the Board on February 15, 2008
and as amended by the Board on October 27, 2008
and as re-approved and adopted on April 21, 2010)

TABLE OF CONTENTS

BLACKSANDS PETROLEUM, INC.
2008 STOCK OPTION PLAN

ARTICLE 1

PURPOSE OF STOCK OPTION

1.01
The purpose of the Stock Option Plan (the “Plan”) is to enhance shareholder value by (i) providing a long-term incentive to the Corporation's key service providers, including directors, officers and employees; (ii) improving the ability of the Corporation to attract, retain and motivate its key personnel; and (iii) encouraging participants in the Plan to maintain a significant level of investment in the Corporation, thereby closely aligning their personal interests with those of the shareholders.

ARTICLE 2

DEFINED TERMS

Where used in the Plan, the following terms shall have the meanings ascribed to them in sections 2.01 to 2.24:

2.01
"Associate" means any Body Corporate in which the Corporation beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of the Body Corporate for the time being outstanding and any partnership, joint venture or other similar entity in which the Corporation beneficially owns, directly or indirectly, voting interests or rights which represent in excess of 50% of the voting interests or rights of all partners, joint ventures, or other persons therein;

2.02	"Board" means the board of directors of the Corporation;

2.03	"Body Corporate" includes a company or other body corporate wherever or however incorporated;

2.04
"cause" means (i) the wilful, substantial and continued failure by Optionee substantially to perform his or her duties and obligations (other than any such failure resulting from his or her incapacity due to physical or mental illness), (ii) Optionee’s conviction or plea bargain of any felony or gross misdemeanour involving moral turpitude, fraud or misappropriation of funds or (iii) the wilful engaging by Optionee in misconduct which causes substantial injury to the Corporation or any Subsidiary, any of their other employees or the employees of their clients, whether monetarily or otherwise.  For purposes of this paragraph, no action or failure to act on Optionee’s part shall be considered “wilful” unless done or omitted to be done, by Optionee in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Corporation;

2.05	"Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated there under;

2.06	"Corporation" means Blacksands Petroleum, Inc., a corporation existing pursuant to the laws of the State of Nevada, including any successor corporation thereto;

2.07
"Change of Control" shall be deemed to have occurred if any person or any group of two or more persons acting in concert, becomes the beneficial owner, directly or indirectly, of voting securities of the Corporation representing, or acquires the right to control or direct, 50% or more of the outstanding voting securities of the Corporation, including, without limitation, as a result of a take-over bid, and for the purposes hereof, "voting security" means any security other than a debt security of the Corporation carrying a voting right either under all circumstances or under some circumstances that occurred and are continuing;

2.08	"Eligible Person" means

(a)	any director, officer or employee of the Corporation or any Subsidiary; or

(b)	any consultant or advisor of the Corporation or any Subsidiary, but only if such consultant or advisor:

(i)	is a natural person;

(ii)	provides bona fide services to the Corporation; and

(iii)
the services provided by such consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation’s securities.

2.09	"Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

2.10	"Family Member" means a “family member” as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form) under the Securities Act;

2.11
"Insider" means any insider of the Corporation (as such term is defined in the Securities Act (Ontario), as such provision is from time to time amended, varied or re-enacted), other than a person who falls within that definition solely by virtue of being a director or senior officer of a Subsidiary, and includes an Associate of any such insider;

2.12
"Market Price" as of a certain date means the fair market value of the Shares on such date as determined by the Board in its sole discretion; provided, however, that if the Shares are listed or quoted on a Stock Exchange on such date, Market Price means (i) the closing sale price of Shares on the Stock Exchange on such date, or (ii) if such date is not a Trading Day or if no sales occurred on such Trading Day, the closing sales price of Shares on the Stock Exchange on the most preceding date that is a Trading Day on which sales occurred;

2.13	"Option" means an option to purchase Shares granted to an Eligible Person under the Plan pursuant to Article V hereof;

2.14
"Option Agreement" means any written agreement, contract or other instrument or document evidencing any Option granted under the Plan.  Each Option Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Board;

2.15
"Option Price" means the price per Share, determined by the Board, at which shares may be purchased under the Option, as the same may be adjusted from time to time in accordance with Article VIII hereof;

2.16	"Optionee" means an Eligible Person to whom an Option has been granted and who continues to hold such Options;

2.17	"Person" means any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust;

2.18	"Plan" means the Blacksands Petroleum, Inc. stock option plan, as embodied herein, as the same may be amended or varied from time to time;

2.19	"Rule 16b-3" means Rule 16b-3 under the Exchange Act;

2.20	"Securities Act" means the United States Securities Act of 1933, as amended;

2.21
"Shares" means the common shares of the Corporation, or, in the event of an adjustment provided for in Article VIII hereof, such other shares or securities to which an Optionee may be entitled upon the exercise of an Option as a result of such adjustment;

2.22
"Stock Exchange" means the principal stock exchange or quotation system upon which the Shares are listed or posted for trading or quoted, as determined by the Board from time to time, and shall initially be the Over-the-Counter Bulletin Board;

2.23
"Subsidiary " means any entity that is controlled by the Corporation directly, or indirectly through one or more intermediaries, and in which the Corporation directly or indirectly owns at least 20% of the outstanding voting securities; and

2.24	"Trading Day" means any day on which the Stock Exchange is open for trading.

ARTICLE 3

ADMINISTRATION OF THE PLAN

3.01	The Plan shall be administered by the Board.

3.02	The Board shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan and the corporate law of the State of Nevada:

(a)	to establish policies, and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan, and to amend, suspend or waive such policies, rules and regulations;

(b)	to interpret and construe the Plan and to determine all questions pertaining to the Plan or any Option;

(c)	to determine which stock exchange or quotation system is the Stock Exchange;

(d)	to determine which Eligible Persons shall be granted Options and to grant Options;

(e)	to determine the number of Shares covered by each Option;

(f)	to determine the Option Price of each Option;

(g)	to determine the time or times when Options will be granted and will be exercisable;

(h)	to determine the expiration date of each Option;

(i)	to determine if the Shares that are issuable on the exercise of an Option will be subject to any restrictions upon the exercise of such Option;

(j)	to prescribe the form of the Option Agreement relating to each Option, and to amend or waive any term of any Option Agreement; and

(k)	to make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan.

3.03
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Option.

3.04
Any Options approved by the Board for any member thereof shall be subject to confirmation by the Board.  The Board may, in its discretion, require as conditions to the grant or exercise of any Option that the Optionee shall have:

(a)
represented, warranted and agreed in form and substance satisfactory to the Corporation that the Optionee is acquiring and will acquire such Option and any Shares to be issued upon exercise thereof for such Optionee's own account, as the case may be, and is acquiring such Shares, for the Optionee's own account, for investment and not with a view to or in connection with any distribution, that the Optionee has had access to such information as is necessary to enable an evaluation of the merits and risks of such investment;

(b)
agreed to restrictions on issue, transfer and cancellation or to termination arrangements in form and substance satisfactory to the Corporation and to an endorsement on any Option Agreement or certificate representing the Shares making appropriate reference to such restrictions; and

(c)	agreed to indemnify the Corporation in connection with the foregoing.

ARTICLE 4

SHARES SUBJECT TO PLAN

4.01
The maximum number of Shares reserved for issue pursuant to the Plan shall be determined from time to time by the Board but, in any case, shall not exceed, in the aggregate, 10% of the number of Shares outstanding.  Shares in respect of which Options are surrendered, cancelled, terminated or otherwise expire without being exercised shall be available for subsequent Options.

4.02
In the event of any subdivision, redivision, consolidation, reclassification, reorganization, dividend, distribution, merger or other change that causes (or would, if Options were outstanding, cause) an adjustment under Article VIII, then the Board shall, in such manner as it may deem equitable, adjust the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Options granted under the Plan.  The Board’s determination shall be final, binding and conclusive.

ARTICLE 5

ELIGIBILITY, GRANT AND TERMS OF OPTIONS

5.01	Options may be granted to any Eligible Person as determined by the Board from time to time in accordance with the provisions hereof.

5.02
Subject as herein and otherwise specifically provided, the Board shall determine:  (i) which Eligible Persons are to be granted Options; (ii) the time or times when Options will be granted; (iii) the number of Shares subject to each Option; (iv) the Option Price of each Option; (v) the expiration date of each Option; (vi) the extent to which each Option is exercisable from time to time, including if the Shares which are issuable on the exercise of an Option will be subject to any restrictions upon the exercise of such Option; and (vii) any other terms and conditions relating to each Option.

5.03	Notwithstanding any other provision contained herein:

(a)	the Option Price of any Option shall in no circumstances be lower than the Market Price on the date on which the Option is granted;

(b)	each Option shall be governed by an Option Agreement; and

(c)	in no event may the term of an Option exceed ten (10) years from the date of the grant of the Option.

5.04
An Option is personal to the Optionee and may not be transferred or assigned, except (i) by will or by the laws of descent and distribution, or (ii) if approved by the Board, acting in its sole discretion, the Optionee may transfer an Option to any Family Member of such Optionee, provided that the transfer is not a “prohibited transfer for value” within the meaning of Form S-8 or any successor Form and provided that the Family Member to which the Option is transferred may not subsequently transfer such Option except by will or by the laws of descent and distribution.

5.05	No Options shall be granted to any Optionee if such grant could result, at any time, in:

(a)	the number of Shares reserved for issuance pursuant to Options or other stock options granted to Insiders exceeding 10% of the issued and outstanding Shares;

(b)	the issuance to Insiders, within a one-year period, of a number of Shares exceeding 10% of the issued and outstanding Shares;

(c)	the issuance to any one Insider and such Insider's Associates, within a one-year period, of a number of Shares exceeding 5% of the issued and outstanding Shares; or

(d)	the total number of Shares issuable to such Optionee pursuant to Options or other stock options granted by the Corporation exceed 10% of the issued and outstanding Shares.

5.06
For the purposes of subsections 5.05(a), (b), (c), and (d) "issued and outstanding Shares" is determined on the basis of the number of Shares that are outstanding immediately prior to the Share issuance in question, excluding Shares issued pursuant to Options or other stock options over the preceding one year period. No Options shall be granted if such grant would result in the number of Shares reserved for issuance pursuant to Options or other stock options exceeding 10% of the issued and outstanding Shares.  For purposes of this Section 5.06, "issued and outstanding Shares" is determined on the basis of the number of Shares that are outstanding immediately prior to the grant of Options in question, excluding Shares issued pursuant to Options or other stock options over the preceding one year period.

ARTICLE 6

TERMINATION OF EMPLOYMENT; DEATH

6.01	If, before the expiry of an Option:

(a)	an Optionee ceases to be a director of the Corporation and any Subsidiary;

(b)	an Optionee voluntarily resigns his office or employment with the Corporation and any Subsidiary;

(c)	an Optionee voluntarily terminates his engagement to provide ongoing consulting or advisory services to the Corporation and any Subsidiary;

(d)	the Optionee's employment or office with the Corporation and any Subsidiary is terminated by the Corporation or Subsidiary without cause;

(e)	the Optionee's engagement to provide ongoing consulting or advisory services to the Corporation and any Subsidiary is terminated by the Corporation or Subsidiary without cause; or

(f)	an Optionee retires from his office or employment with the Corporation and any Subsidiary upon attaining the mandatory retirement age established by the Corporation or Subsidiary from time to time;

the Option granted to such Optionee shall only be exercised during the period of thirty (30) days following the effective date of the event referred to in the preceding paragraphs (a) to (f) inclusive (but in any case, prior to the expiry of the Option in accordance with its terms), but only to the extent that the Optionee was entitled to exercise such Option at the effective date of such event (unless the Board determines otherwise). After such period, the Option and all rights of the Optionee there under shall immediately expire and terminate. For the purposes of paragraph (d), the effective date of the termination of employment or office shall be the date the Optionee ceases to provide services to the Corporation or a Subsidiary on a regular and consistent basis, regardless of any notice or severance period required by law, and in no event does the entitlement to or receipt of pay in lieu of notice or severance pay serve to extend the effective date or the termination.

6.02
If before the expiry of an Option, an Optionee dies or Optionee’s relationship with the Corporation and any Subsidiary becoming disabled (within the meaning of section 22(e)(3) of the Code), the Options granted to such Optionee shall be exercisable by the Optionee, the Optionee’s guardian or the personal representatives, heirs or legatees of the deceased Optionee during the six (6) month period after the date of death of the Optionee or date of termination of relationship as a result of the Optionee’s disability, as applicable (but in any case, prior to the expiry of the Option in accordance with its terms), to the same extent that the Option would have been exercisable by such Optionee on the date of such Optionee’s termination of relationship due to death or disability.  After such period, the Option and all rights of the Optionee there under shall immediately expire and terminate. If before the expiry of an Option, the Optionee's employment or office with the Corporation and any Subsidiary is terminated for cause or the Optionee's engagement to provide ongoing consulting or advisory services to the Corporation or to an entity controlled by the Corporation is terminated for cause, the Option and all rights of the Optionee there under shall immediately expire and terminate.

6.03
If the exercise period would otherwise expire (i) during a Blackout Period (as defined below) applicable to the relevant Optionee or (ii) within ten (10) trading days after the expiration of the Blackout Period applicable to the relevant Optionee, the Term of the related Option shall expire on the date that is the tenth trading day after the end of such Blackout Period.  For purposes of this Plan, “Blackout Period” means any period during which the Optionee is prohibited by the Corporation’s trading policy from trading in the Corporation’s securities.

ARTICLE 7

EXERCISE OF OPTIONS

7.01
Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its head office in Toronto, Ontario, or such other location at which the Corporation’s head office is located from time to time, a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full, by cash or cheque, of the Option Price of the Shares to be purchased. Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.

7.02	Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation's obligation to issue Shares to an Optionee pursuant to the exercise of an Option shall be subject to:

(a)
compliance with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated there under, the requirements of the Stock Exchange and any other stock exchange or quotation system on which Shares are then listed or quoted and the corporate laws of the State of Nevada;

(b)
completion of such registration or other qualification of such Shares or obtaining approval of such governmental authority or regulatory authority if any, as the Board shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(c)	the admission of such Shares to listing or quotation on the Stock Exchange and any other stock exchange or quotation system on which Shares are then listed or quoted;

(d)
the receipt from the Optionee of such representations, warranties, agreements and undertakings, as the Board determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction; and

(e)	the satisfaction of any conditions on exercise prescribed pursuant to section 3.04 hereof.

In this regard the Corporation shall, to the extent necessary, take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on the Stock Exchange.

ARTICLE 8

CERTAIN ADJUSTMENTS

8.01
In the event of any subdivision or redivision of the Shares into a greater number of Shares at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Corporation shall deliver to such Optionee at the time of any subsequent exercise of his Option in accordance with the terms hereof, in lieu of the number of Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefore, such number of Shares as such Optionee would have held as a result of such subdivision or redivision if, on the record date thereof, the Optionee had been the registered holder of the number of Shares to which he was theretofore entitled upon such exercise.

8.02
In the event of any consolidation of the Shares into a lesser number of Shares at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Corporation shall deliver to such Optionee at the time of any subsequent exercise of his Option in accordance with the terms hereof, in lieu of the number of Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefore, such number of Shares as such Optionee would have held as a result of such consolidation if, on the record date thereof, the Optionee had been registered holder of the number of Shares to which he was theretofore entitled upon such exercise.

8.03
If at any time after the grant of an Option to any Optionee and prior to the expiration of the term of such Option, the Shares shall be reclassified, reorganized or otherwise changed, otherwise than as specified in sections 8.01 and 8.02 hereof or, subject to the provisions of subsection 9.05(a) hereof, the Corporation shall consolidate or merge with or into another corporation (the corporation resulting or continuing from such consolidation or merger being herein called the "Successor Corporation"), the Optionee shall be entitled to receive upon the subsequent exercise of his Option in accordance with the terms hereof and shall accept in lieu of the number of Shares to which he was theretofore entitled upon such exercise but for the same aggregate consideration payable therefore, the aggregate number of shares of the appropriate class and/or other consideration from the Corporation or the Successor Corporation (as the case may be) that the Optionee would have been entitled to receive as a result of such reclassification, reorganization or other change or, subject to the provisions of subsection 9.05(a) hereof, as a result of such consolidation or merger, if on the record date of such reclassification, reorganization, other change, or the effective date of such consolidation or merger, as the case may be, he had been the registered holder of the number of Shares to which he was theretofore entitled upon such exercise.

8.04
In the event the Corporation should declare and pay a special cash dividend or other distribution out of the ordinary course, a special dividend in specie on the Shares, or a stock dividend other than in the ordinary course, the Option Price of all Options outstanding on the record date of such dividend or other distribution shall be reduced by an amount equal to the cash payment or other distribution or the fair market value of the dividend in specie or stock dividend or other distribution, as determined by the Board in its sole discretion and provided, if required by the Stock Exchange or any other stock exchange or quotation system on which Shares are listed, that such reduction of the Option Price shall be subject to prior approval by such stock exchange or quotation system.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE OF PLAN

9.01
The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the shareholders of the Corporation, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(a)	violates the rules or regulations of the Stock Exchange or any other stock exchange or quotation system that are applicable to the Corporation;

(b)	increases the number of Shares authorized under the Plan, except as provided by section 4.02; or

(c)	permits the award of Options at a price less than the Market Price on the date of grant of the Option.

9.02
Any amendment to the Plan shall, if required, be subject to the prior approval of, or acceptance by, the Stock Exchange and any other stock exchange or quotation system that are applicable to the Corporation.

9.03
Notwithstanding the foregoing, the Board may not amend the Plan or any Option Agreement in a manner that materially and adversely affects any Option previously granted to an Optionee without the consent of the Optionee, except to the extent required by law or expressly permitted by the Plan or the Option Agreement relating to such Option.

9.04
Except as provided in Article VIII hereof, no Option may be repriced or replaced, regranted through cancellation, or otherwise modified, if the effect of such replacement, regrant or modification is to reduce the Option Price of such Option, without in each case the approval of the shareholders of the Corporation.

9.05	Notwithstanding anything contained to the contrary in this Plan or in any resolution of the Board in implementation thereof:

(a)
in the event the Corporation proposes to merge or consolidate with any other corporation (other than a wholly-owned Subsidiary) or to liquidate, dissolve or wind-up, or in the event of a Change of Control, or in the event of a take-over bid made in respect of the Corporation, the Corporation shall have the right, upon written notice thereof to each Optionee holding Options under the Plan, to permit the exercise of all such Options prior to the earlier of (i) the close of business on that date which is twenty (20) days following the date of such notice or (ii) the close of business on the expiration date of the Option; and to determine that upon the expiration of the applicable period, all rights of the Optionees to such Options or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsoever;  and

(b)
in the event of the sale by the Corporation of all or substantially all of the assets of the Corporation as an entirety or substantially as an entirety so that the Corporation shall cease to operate as an active business, the Corporation shall have the right, upon written notice thereof to each Optionee holding Options under the Plan, to permit the exercise of any outstanding Option as to all or any part of the Shares in respect of which the Optionee would have been entitled to exercise the Option in accordance with the provisions of the Plan at the date of completion of any such sale at any time up to and including, but not after the earlier of:  (i) the close of business on that date which is thirty (30) days following the date of completion of such sale; and (ii) the close of business on the expiration date of the Option; but the Optionee shall not be entitled to exercise the Option with respect to any other Shares.  Upon the expiration of such period, all rights of the Optionee to such Option or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsoever.

9.06
Notwithstanding the provisions of this Article IX, should changes be required to the Plan by any securities commission, the Stock Exchange or any other stock exchange, quotation system or the governmental or regulatory body of any jurisdiction to which the Plan or the Corporation now is or hereafter becomes subject, such changes shall be made to the Plan as are necessary to conform with such requirements and, if such changes are approved by the Board, the Plan, as amended, shall be filed with the records of the Corporation and shall remain in full force and effect in its amended form as of and from the date of its adoption by the Board.

9.07	The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

ARTICLE 10

MISCELLANEOUS PROVISIONS

10.01
No Eligible Person or other person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Options under the Plan.  The terms and conditions of Options need not be the same with respect to any Optionee or with respect to different Optionee.

10.02
No Optionee will have rights under an Option granted to such Optionee unless and until an Option Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Optionee, or until such Option Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Corporation.

10.03
In the event that any provision of an Option Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

10.04
An Optionee shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until the date of issuance of a certificate for Shares upon the exercise of such Option, in full or in part, and then only with respect to the Shares represented by such certificate or certificates.

10.05
Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

10.06
Nothing in the Plan or any Option shall confer upon a person any right to continue or be re-elected as a director of the Corporation or any Subsidiary or any right to continue in the employ of the Corporation or any Subsidiary, or affect in any way the right of the Corporation or any Subsidiary to terminate his employment at any time, or any right to continue to provide consulting or advisory services, or affect in any way the right of the Corporation or any Subsidiary to terminate such services at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Subsidiary to extend the employment of any person beyond the time which he would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Subsidiary or any present or future retirement policy of the Corporation or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Subsidiary.

10.07
In order to comply with all applicable United States, Canadian and foreign federal, state, provincial or local income tax laws or regulations, the Corporation may take such action as it deems appropriate to ensure that all applicable federal, state, provincial or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an Optionee, are withheld or collected from such Optionee.  In order to assist an Optionee in paying all or a portion of the federal, state, provincial and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Option, the Board, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Optionee to satisfy such tax obligation by (i) electing to have the Corporation withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Option with a Market Value equal to the amount of such taxes or (ii) delivering to the Corporation Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Option with a Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

10.08	References herein to any gender include all genders.

10.09
The validity, construction and effect of the Plan or any Option, and any rules and regulations relating to the Plan or any Option, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Nevada.

10.10
If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the Plan or any such Option shall remain in full force and effect.

10.11
Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and an Eligible Person or any other person.  To the extent that any person acquires a right to receive payments from the Corporation or any Subsidiary pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Corporation or any Subsidiary.

10.12
No compensation or benefit awarded to or realized by any Optionee under the Plan shall be included for the purpose of computing such Optionee’s compensation under any compensation-based retirement, disability, or similar plan of the Corporation unless required by law or otherwise provided by such other plan.

10.13
No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Board shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

10.14
Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

10.15
The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.

10.16
The holder of any Option granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such Option, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to United States or Canadian federal, state, provincial or local laws or under foreign or other international tax laws.  Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Corporation or any of its employees or representatives).  Finally, such a holder understands and agrees that any and all tax consequences resulting from the Option and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Corporation or any of its employees or representatives will pay or reimburse such holder for such taxes or other items.

ARTICLE 11

SHAREHOLDER AND REGULATORY APPROVAL

11.01
The Plan shall be subject to ratification by the shareholders of the Corporation to be effected by a resolution passed at a meeting of the shareholders of the Corporation, and to acceptance by the Stock Exchange and any other relevant regulatory authority.

ARTICLE 12

U.S. PARTICIPANTS

12.01	Where used in the Plan, with respect to U.S. Participants, the following terms shall have the meanings ascribed to them in this section 12.01:

(a)	"Employee" means, with respect to any U.S. Participant, a person who is an employee of the Corporation (or of any Majority-Owned Subsidiary) for purposes of section 422 of the Code;

(b)
"Fair Market Value" means, with respect to any property (including, without limitation, any Share), the fair market value, as of a given date, of such property, determined by such methods or procedures as are established in good faith from time to time by the Board.  Unless otherwise determined by the Board, the fair market value of a Share as of a given date will be the Market Price;

(c)
"Grant Date" means, with respect to any Option, the date on which the Board makes the determination to grant such Option and takes all actions required under applicable law for the valid grant of such option or any later date specified by the Board;

(d)	"Incentive Stock Option" means an Option that is intended to qualify as an “incentive stock option” pursuant to section 422 of the Code;

(e)
"Majority-Owned Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each corporation (other than the last corporation) in such chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  With respect to any U.S. Participant, the preceding definition of the term “Majority-Owned Subsidiary” is intended to comply with, and will be interpreted consistently with, the term defined in section 424(f) of the Code;

(f)	"Nonqualified Stock Option" means an Option that is not an Incentive Stock Option;

(g)
"Parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each corporation in such chain (other than the Corporation) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The preceding definition of the term “Parent” is intended to comply with, and will be interpreted consistently with, section 424(e) of the Code;

(h)	"U.S. Participant" means an Optionee who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30)(A) and section 7701(b)(1)of the Code; and

(i)
"10% Shareholder" means any person who owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of any Parent or Majority-Owned Subsidiary).

12.02
Notwithstanding any other provision of this Plan to the contrary, the aggregate number of Shares available for Incentive Stock Options is 4,485,470, subject to adjustment pursuant to Article VIII of this Plan and subject to the provisions of sections 422 and 424 of the Code.

12.03
Each Option Agreement with respect to an Option granted to a U.S. Participant shall specify whether the related Option is an Incentive Stock Option or a Nonqualified Stock Option.  If no such specification is made in an Option Agreement, the related Option will be (a) an Incentive Stock Option if all of the requirements under the Code that must be satisfied in order for such Option to qualify as a Incentive Stock Option are satisfied or (b) in all other cases, a Nonqualified Stock Option.

12.04
In addition to the other terms and conditions of this Plan (and notwithstanding any other term or condition of this Plan to the contrary), the following limitations and requirements will apply to an Incentive Stock Option:

(a)	An Incentive Stock Option may be granted only to an Employee.

(b)
The aggregate Fair Market Value of the Shares (determined as of the applicable Grant Date) with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (pursuant to this Plan and all other plans of the Corporation and of any Parent or Majority-Owned Subsidiary) will not exceed one hundred thousand dollars (U.S.$100,000) or any other limitation subsequently set forth in section 422(d) of the Code.

(c)
The exercise price per Share payable upon exercise of an Incentive Stock Option will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the applicable Grant Date; provided, however, that the exercise price per Share payable upon exercise of an Incentive Stock Option granted to a U.S. Participant who is a 10% Shareholder on the applicable Grant Date will be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the applicable Grant Date.

(d)
No Incentive Stock Option may be granted more than ten (10) years after the earlier of (i) the date on which this Plan is adopted by the Board or (ii) the date on which this Plan is approved by the shareholders of the Corporation.

(e)
An Incentive Stock Option will terminate and no longer be exercisable no later than ten (10) years after the applicable Grant Date; provided, however, that an Incentive Stock Option granted to a U.S. Participant who is a 10% Shareholder on the applicable Grant Date will terminate and no longer be exercisable no later than five (5) years after the applicable Grant Date.

(f)
If a U.S. Participant who has been granted an Incentive Stock Option ceases to be an Employee, such Incentive Stock Option will be exercisable pursuant to Article VI, except that the employment of a U.S. Participant who has been granted an Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Administrator that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Corporation (or of any Parent or Majority-Owned Subsidiary) to another office of the Corporation (or of any Parent or Majority-Owned Subsidiary) or a transfer between the Corporation and any Parent or Majority-Owned Subsidiary.

(g)	An Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant’s lifetime only by such U.S. Participant.

(h)
An Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned, pledged, hypothecated or otherwise disposed of by such U.S. Participant, except by will or by the laws of descent and distribution.

12.05
In the event that this Plan as amended and re-approved by the Board on April 21, 2010 is not approved by the shareholders of the Corporation within twelve (12) months before or after April 21, 2010, any Incentive Stock Option granted under this Plan will automatically be deemed to be a Nonqualified Stock Option.

April 21, 2010

4487 Blacksands CST_05 5/11/10 5:58 PM Page 1

BLACKSANDS PETROLEUM, INC.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Blacksands Petroleum, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on June 14, 2010, the day before the meeting date. If you are outside of the continental United States, you may only vote by the Internet or by mail.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:
Call 1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" all the nominees in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please mark your votes like this ☒

1. Election of Directors.
   - 01. Mark Holcombe
   - 02. Bruno Mosimann
   - 03. Eric Urban
   - 04. Rick Wilson
   - 05. David DeMarco

FOR all nominees listed to the left (except as marked to the contrary) ☐ WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐

(INSTRUCTION: To withhold authority to vote for one, or more than one, individual nominee, write that nominee's name(s) in the space provided below.)

2. Approval of the amended 2008 Company Stock Option Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Ratification of the appointment of MaloneBailey LLP as Independent Registered Public Accountants. FOR ☐ AGAINST ☐ ABSTAIN ☐

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

THE BELOW-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

Please mark, sign, date and mail this Proxy promptly.

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:________ DATE:______ TIME:______

Registered Quantity ________ Broker Quantity________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO
SUNGUARD
WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________ Signature ____________ Date ________, 2010.

(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, or guardians should give their full titles. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.)

4487 Blacksands CST_05 5/11/10 5:58 PM Page 2

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

FORM OF PROXY

BLACKSANDS PETROLEUM, INC.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF BLACKSANDS PETROLEUM, INC.
MEETING OF STOCKHOLDERS
To Be Held Tuesday, June 15, 2010**

The undersigned stockholder of Blacksands Petroleum, Inc., a Nevada corporation (the "Company"), hereby appoints David DeMarco as his/her/its attorney and proxy, with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Meeting of Stockholders of the Company on Tuesday, June 15, 2010 or any adjournments or postponements thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

(Continued and to be marked, dated and signed on the other side)